THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR STATE LAWS, AND MAY NOT BE OFFERED FOR SALE IN THE UNITED STATES OR TO A U.S. PERSON UNLESS EXEMPT THEREUNDER FROM SUCH REGISTRATION

STOCKGROUP INFORMATION SYSTEMS INC.

AND

     JENNINGS CAPITAL INC.
AND CORMARK SECURITIES INC.

AND

JENNINGS CAPITAL (USA) INC.

SUBSCRIPTION AGREEMENT – COMMON SHARES

Private Placement of 3,333,334 common share at $1.50 per share to raise gross proceeds of $5,000,001.

INSTRUCTIONS

All Subscribers:

1.	Complete and sign pages 1 and 2 of the Subscription Agreement.

2.

If you are a non-individual subscriber, complete and sign the TSX Venture Exchange Form 4C – Corporate Placee Registration Form – Appendix I. If you have recently filed a Form 4C with the TSX Venture Exchange and it is still current, then complete and sign the Confirmation of Previously Filed Corporate Placee Registration Form – Appendix II, instead of Appendix I.

3.	Complete and sign the Registration Rights Agreement – Appendix V, and the Selling Securityholder Questionnaire attached as Schedule A thereto.

4.

Return item 1 completed, the Registration Rights Agreement, the Selling Securityholder Questionnaire, Appendix I, Appendix II, Appendix III and Appendix IV completed (as necessary) together with the subscription proceeds to Jennings Capital Inc., 555 Burrard Street, Suite 1225, Vancouver, BC V7X 1M9, Attention: Beng Lai; or to Cormark Securities Inc., Royal Bank Plaza, South Tower, 200 Bay Street, Suite 2800, Box 63, Toronto, ON, M5J 2J2, Attention: Michael McCloskey.

Canadian Subscribers:

If you are an “accredited investor” (as defined in Appendix III), complete and sign the Accredited Investor Questionnaire – Appendix III, unless the aggregate purchase price of the Common Shares you have subscribed for is not less than $150,000.

Subscribers who are U.S. Purchasers:

Complete and sign the U.S. Accredited Investor Certificate – Appendix IV.

A “U.S. Purchaser” is (a) any “U.S. Person” as defined in Regulation S under the United States Securities Act of 1933, (b) any person purchasing securities on behalf of any “U.S. Person” or any person in the United States, (c) any person that receives or received an offer of the securities while in the United States, or (d) any person that is in the United States at the time the subscriber’s buy order was made or this subscription agreement was executed or delivered.

SUBSCRIPTION AGREEMENT

To:	Stockgroup Information Systems Inc. (the “Issuer”) 750 West Pender Street, Suite 500, Vancouver, BC V6C 2T7

And To:	Jennings Capital Inc. (“Jennings”) and Cormark Securities Inc. (“Cormark” and together with Jennings, the “Underwriters”), and Jennings Capital (USA) Inc. (the “U.S. Placement Agent”).

The undersigned (the “Subscriber”) hereby acknowledges that the Issuer is proceeding with a private placement of 3,333,334 common shares in the capital of the Issuer (the “Common Shares”) at a price of $1.50 per Common Share, and tenders to the Issuer and the Underwriters this subscription offer which, upon acceptance by the Issuer, will constitute an agreement of the Subscriber to subscribe for, take up, purchase and pay for and, on the part of the Issuer, to issue and sell to the Subscriber the number of Common Shares set out below.

Number of Common Shares:	______________________________________________________

Total Purchase Price at $1.50 per Common Share:	$ _____________________________________________________

PLEASE MAKE CERTIFIED CHEQUES AND BANK DRAFTS PAYABLE TO: “JENNINGS CAPITAL INC.” OR “CORMARK SECURITIES INC.”

DATED this ________day of __________________, 2007.

_________________________________________________	__________________________________________________
(Name of Subscriber – please print)	(Subscriber’s Residential or Head Office Address)

by: ______________________________________________	__________________________________________________
(Official Capacity or Title – please print)

_________________________________________________	__________________________________________________
Authorized Signature	(Telephone Number)

_________________________________________________	__________________________________________________
Please print name of individual whose signature appears	(Facsimile Number)
above if different than the name of the Subscriber printed
above.)	__________________________________________________
(E-mail Address)
Please complete if the Subscriber is signing as an agent
for a Disclosed Principal and not deemed to be
purchasing as a principal under the applicable securities
legislation

_________________________________________________
Name of Disclosed Principal

_________________________________________________
Address of Disclosed Principal

_________________________________________________
Telephone number of Disclosed Principal

Registration Instructions (if other than in name of Subscriber):	Delivery Instructions (if other than the address above):

Name	Account reference, if applicable

Account reference, if applicable	Contact Name

Address	Address

Telephone Number

Facsimile Number

Present Ownership of Securities

The Subscriber or Disclosed Principal, as the case may be, either [check appropriate box]:

[ ]

does not own, directly or indirectly, or exercise control or direction over, any common shares in the capital stock of the Issuer or securities convertible into common shares in the capital stock of the Issuer; or

[ ]

owns directly or indirectly, or exercises control or direction over, common shares in the capital stock of the Issuer and convertible securities entitling the Subscriber to acquire an additional common shares in the capital stock of the Issuer.

Subscriber Status

The Subscriber or Disclosed Principal, as the case may be, either [check appropriate box]:

[ ]	is an “Insider” of the Issuer as defined in the Securities Act (British Columbia); or

[ ]	is a member of the “Pro Group” as defined in Policy 1.1 of the TSX Venture Exchange; or

[ ]	is not an Insider or member of the Pro Group.

This subscription is accepted by Stockgroup Information Systems Inc., subject to the Terms and Conditions attached as Schedule 1, this ______ day of _____________, 2007.

STOCKGROUP INFORMATION SYSTEMS INC.

Per:

_______________________________________
Authorized Signatory

NOTE: The information collected herein will be used by the Issuer in determining whether the Subscriber or any Disclosed Principal, if applicable, meets the requirements for the applicable prospectus exemptions, for making certain filings with the TSX Venture Exchange and other applicable regulatory authorities and for meeting its requirements under securities legislation with respect to the mailing of continuous disclosure materials of the Issuer. By signing this subscription agreement, the Subscriber and any Disclosed Principal for whom the Subscriber is acting hereby consents to the collection and use of all of the Subscriber’s or the Disclosed Principal’s personal information contained herein by the Issuer for the above referenced purposes.

SCHEDULE 1
TERMS AND CONDITIONS OF THE PRIVATE PLACEMENT

1.	INTERPRETATION

1.1	In this Agreement, unless the context otherwise requires:

	(a)	“1933 Act” or “U.S. Securities Act” means the United States Securities Act of 1933, as amended;

	(b)	“1934 Act” means the United States Securities Exchange Act of 1934, as amended;

	(c)	“Accredited Investor” has the same meaning ascribed to that term in National Instrument 45-106;

	(d)	“Acts” means the Alberta Act, the B.C. Act and the Ontario Act, collectively;

(e)

“Agreement” means this subscription agreement to be entered into between the Issuer and the Subscriber for the purchase of Common Shares and includes all schedules and appendices attached hereto, in each case as they may be amended or supplemented from time to time;

(f)

“Alberta Act” means the Securities Act (Alberta), the regulations and rules made thereunder and all published instruments, policy statements, blanket orders, notices, directions and rulings issued or adopted by the Alberta Securities Commission, all as amended;

	(g)	“Authorities” has the meaning ascribed to it in subparagraph 4.1(f)(i);

(h)

“B.C. Act” means the Securities Act (British Columbia), the regulations and rules made thereunder and all published instruments, policy statements, blanket orders, notices, directions and rulings issued or adopted by the British Columbia Securities Commission, all as amended;

	(i)	“BCI 72-503” means BC Instrument 72-503 of the British Columbia Securities Commission

Distributions of Securities Outside of British Columbia;

	(j)	“Closing” means the day the Subscriber’s Common Shares are issued to the Subscriber;

	(k)	“Commissions” means the provincial securities commission or other regulatory authority in each of British Columbia, Alberta and Ontario;

	(l)	“Common Shares” means the previously unissued common shares in the capital of the Issuer, as presently constituted;

	(m)	“Directed Selling Efforts” means “directed selling efforts” as defined in Regulation S;

	(n)	“Disclosed Principal” has the meaning ascribed to it in subparagraph 4.1(c)(ii);

	(o)	“Disclosure Record” has the meaning ascribed to it in subparagraph 5.1(e);

	(p)	“Exchange” means the TSX Venture Exchange;

	(q)	“Exemptions” means the exemptions from the prospectus requirements of the Acts which are outlined in Sections 2.3 and 2.10 of National Instrument 45-106, and BCI 72-503;

	(r)	“General Solicitation” or “General Advertising” means “general solicitation or general advertising”, as used under Rule 502(c) of Regulation D under the 1933 Act;

	(s)	“International Jurisdiction” has the meaning ascribed to it in subparagraph 4.1(f)(i);

(t)	“Issuer” means Stockgroup Information Systems Inc.;

(u)	“National Instrument 45-106” means National Instrument 45-106 Prospectus and Registration Exemptions published by the Canadian Securities Administrators;

(v)

“Ontario Act” means the Securities Act (Ontario), the regulations and rules made thereunder and all published instruments, policy statements, blanket orders, notices, directions and rulings issued or adopted by the Ontario Securities Commission, all as amended;

(w)	“Parties” or “Party” means the Subscriber, the Issuer or both, as the context requires;

(x)	“Private Placement” means the offering of the Common Shares;

(y)	"Registration Rights Agreement" means the Registration Rights Agreement attached hereto as Schedule "A";

(z)

"Registration Statement" means the registration statement that the Issuer agrees to file with the SEC pursuant to the Registration Rights Agreement to register the Shares for resale pursuant to the terms of the Registration Rights Agreement;

(aa)	“Regulation D” means Regulation D promulgated under the 1933 Act;

(bb)	“Regulation S” means Regulation S promulgated under the 1933 Act;

(cc)	“Regulatory Authorities” means the Commissions, the Exchange and the securities regulatory authorities in an International Jurisdiction;

(dd)	"SEC" means the United States Securities and Exchange Commission;

(ee)	“Subscriber” has the meaning ascribed to it on page 1;

(ff)	“Subscriber’s Common Shares” means those Common Shares which the Subscriber has agreed to purchase under this Agreement;

(gg)	“Subscription Proceeds” means the total gross proceeds from the sale of Common Shares under the Private Placement;

(hh)	“Underwriters” means collectively Jennings Capital Inc. and Cormark Securities Inc.;

(ii)	“Underwriting Agreement” means the underwriting agreement to be entered into between the Issuer and the Underwriters;

(jj)	“United States” means the United States of America, its territories and possessions, any state of the United States and the District of Columbia;

(kk)	“U.S. Accredited Investor” means an “accredited investor” as defined in Rule 501(a) under the 1933 Act;

(ll)

“U.S. Person” has the meaning ascribed to it in Regulation S. Without limiting the foregoing, but for greater clarity in this Agreement, a U.S. Person includes, subject to the exclusions set forth in Regulation S, (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate or trust of which any executor, administrator or trustee is a U.S. Person, (iv) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States, and (v) any partnership or corporation organized or incorporated under the laws of any non-U.S. jurisdiction which is formed by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by U.S. Accredited Investors who are not natural persons, estates or trusts;

(mm)	“U.S. Placement Agent” means Jennings Capital (USA) Inc.; and

(nn)

“U.S. Purchaser” is (a) any “U.S. Person” as defined in Regulation S under the United States Securities Act of 1933, (b) any person purchasing securities on behalf of any “U.S. Person” or any person in the United States, (c) any person that receives or received an offer of the securities while in the United States, or (d) any person that is in the United States at the time the subscriber’s buy order was made or this subscription agreement was executed or delivered.

1.2        Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

1.3        This Agreement is to be read with all changes in gender or number as required by the context.

1.4        The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

1.5        Unless otherwise indicated, all dollar amounts referred to in this Agreement are in lawful currency of Canada.

1.6        This Agreement, any amendment, addendum or supplement hereto, and all other documents relating hereto shall be governed by and construed in accordance with the internal laws of the Province of British Columbia, and the federal laws of Canada applicable therein, governing contracts made and to be performed wholly therein, and without reference to its principles governing the choice or conflict of laws. The parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of British Columbia, sitting in the City of Vancouver, with respect to any dispute related to or arising from this Agreement.

2.          THE COMMON SHARES

2.1        The Common Shares will be issued and registered in the name of the Subscriber or its nominee.

2.2        The issue of the Common Shares will not restrict or prevent the Issuer from obtaining any other financing or from issuing additional securities or rights.

2.3        The Subscriber understands that the Common Shares subscribed for hereunder constitute a portion of the aggregate number of Common Shares which are being offered for sale pursuant to the Private Placement.

3.          REPRESENTATIONS, WARRANTIES, COVENANTS AND ACKNOWLEDGEMENTS OF THE SUBSCRIBER

3.1        The Subscriber acknowledges, represents, warrants and covenants to and with the Issuer, the Underwriters and the U.S. Placement Agent that, as at the date given above and at the Closing:

(a)

no prospectus has been filed by the Issuer with any of the Commissions in connection with the issuance of the Common Shares, such issuance is exempted from the prospectus requirements of the Acts and that:

	(i)	the Subscriber and the Disclosed Principal, if applicable, are restricted from using most of the civil remedies available under the Acts;

(ii)	the Subscriber and the Disclosed Principal, if applicable, may not receive information that would otherwise be required to be provided to it under the Acts; and

(iii)	the Issuer is relieved from certain obligations that would otherwise apply under the Acts;

(b)

the Subscriber certifies that it and, if applicable, the Disclosed Principal, is resident in the jurisdiction(s) set out under “Subscriber’s Residential or Head Office Address” or “Address of Disclosed Principal”, as applicable, on page one of this Agreement which address is the residence or principal place of business of the Subscriber, or Disclosed Principal, as the case may be, and that such address was not obtained or used solely for the purpose of acquiring the Subscriber’s Common Shares;

(c)	the Subscriber is either:

(i)

purchasing the Subscriber’s Common Shares as principal for its own account and not for the benefit of any other person or is deemed under the Acts to be purchasing the Subscriber’s Common Shares as principal, and in either case is purchasing the Subscriber’s Common Shares for investment only and not with a view to the resale or distribution of all or any of the Subscriber’s Common Shares; or

(ii)

purchasing the Subscriber’s Common Shares as agent for a disclosed principal (the “Disclosed Principal”) and is not deemed under the Acts to be purchasing the Subscriber’s Common Shares as principal, and it is duly authorized to enter into this Agreement and to execute and deliver all documentation in connection with the purchase on behalf of such Disclosed Principal, who is purchasing as principal for its own account and not for the benefit of any other person and for investment only and not with a view to the resale or distribution of all or any of the Subscriber’s Common Shares and in its capacity as agent, the Subscriber is acting in compliance with all applicable securities and other laws;

(d)	the Subscriber, if not a resident of Canada, certifies that neither it nor the Disclosed Principal, if applicable, is resident in Canada and acknowledges that:

	(i)	no securities commission or similar regulatory authority or other entity has reviewed or passed on the merits of the Common Shares;

	(ii)	there is no government or other insurance covering the Common Shares;

	(iii)	there are risks associated with the purchase of the Common Shares;

(iv)

there are restrictions on the Subscriber’s or the Disclosed Principal’s ability to resell the Common Shares and it is the responsibility of the Subscriber or the Disclosed Principal to find out what those restrictions are and to comply with them before selling the Common Shares; and

(v)

the Issuer has advised the Subscriber that the Issuer is relying on an Exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person registered to sell securities under the B.C. Act and, as a consequence of acquiring Common Shares pursuant to such Exemption, certain protections, rights and remedies provided by the B.C. Act, including statutory rights of rescission or damages, will not be available to the Subscriber or the Disclosed Principal;

(e)	if the Subscriber or the Disclosed Principal is resident in Canada, the Subscriber or the Disclosed Principal for which it is acting, as the case may be:

(i)

is an Accredited Investor, by virtue of the fact that the Subscriber or such Disclosed Principal, as the case may be, falls within one or more of the sub-paragraphs of the definition of Accredited Investor set out in Appendix II, (the Subscriber having checked the sub-paragraph(s) applicable to the Subscriber or such Disclosed Principal, as the case may be), and neither the Subscriber nor the Disclosed Principal has been created or is being used solely to purchase or hold the Common Shares as an Accredited Investor as described in subparagraph (m) of Appendix II; or

(ii)

is purchasing sufficient Common Shares so that the aggregate acquisition cost of the Subscriber’s Common Shares to the Subscriber (or if the Subscriber is purchasing for a Disclosed Principal, to the Disclosed Principal) is not less than $150,000 paid in cash at the time of the issuance of the Common Shares, and the Subscriber or the Disclosed Principal was not created and is not being used solely to purchase or hold the Subscriber’s Common Shares in reliance on the prospectus exemption set out in section 2.10 of National Instrument 45-106; or

(f)	if the Subscriber or the Disclosed Principal is resident outside of Canada and the United States, each of the Subscriber and the Disclosed Principal, if applicable:

(i)

is knowledgeable of, or has been independently advised as to the applicable securities laws of the securities regulatory authorities (the “Authorities”) having application in the jurisdiction in which the Subscriber and the Disclosed Principal, if applicable, is resident (the “International Jurisdiction”) which would apply to the acquisition of the Subscriber’s Common Shares, if any;

(ii)

is purchasing the Subscriber’s Common Shares pursuant to exemptions from the prospectus and registration requirements under the applicable securities laws of the Authorities in the International Jurisdiction or, if such is not applicable, the Subscriber, and the Disclosed Principal, if applicable, is permitted to purchase the Subscriber’s Common Shares under the applicable securities laws of the Authorities in the International Jurisdiction without the need to rely on any exemption;

(iii)

confirms that the applicable securities laws of the Authorities in the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any nature whatsoever from any Authority of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Subscriber’s Common Shares; and

	(iv)	confirms that the purchase of the Subscriber’s Common Shares by the Subscriber does not trigger:

		(A)	an obligation to prepare and file a registration statement, prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

		(B)	continuous disclosure reporting obligations of the Issuer in the International Jurisdiction; and

the Subscriber will, if requested by the Issuer, deliver to the Issuer, a certificate or opinion of local counsel from the International Jurisdiction which confirms the matters referred to in (ii), (iii) and (iv) above to the satisfaction of the Issuer, acting reasonably, and comply with such other requirements as the Issuer may reasonably require;

(g)	(i)

unless the Subscriber has completed and delivered the U.S. Accredited Investor Certificate attached as Appendix III hereto (in which case the Subscriber makes the representations, warranties and covenants therein):

(A)	neither the Subscriber nor Disclosed Principal, if any, is a U.S. Person or is purchasing the Common Shares for the account or benefit of, a U.S. Person or a person in the United States;

(B)	the offer to purchase the Subscriber’s Common Shares was not made to the Subscriber or Disclosed Principal, if any, in the United States;

(C)

at the time the Subscriber’s subscription for Common Shares was executed and delivered to the Issuer, the Subscriber (or the Subscriber’s authorized signatory, if it is an entity) was outside the United States;

(D)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act;

(E)

it undertakes and agrees that it will not offer or sell the Common Shares in the United States unless such securities are registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that it will not resell the Shares except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules;

(F)	it will not engage in hedging transactions with regard to the Shares unless conducted in compliance with the 1933 Act;

(G)

it acknowledges that the Corporation will refuse to register any transfer of any of the Shares not made in accordance with the provisions of Regulation S under the 1933 Act, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act;

(H)	the Common Shares have not been registered under the 1933 Act and are "restricted securities" as defined under Rule 144 and may be resold only if:

(1) the sale is to the Issuer;

(2)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S (or such successor rule or regulation then in effect), if available, and in compliance with applicable state securities laws;

(3)

the sale is made pursuant to an exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities laws;

(4)

the sale is a transaction that does not require registration under the 1933 Act or any applicable state securities laws, and it has prior to such sale furnished to the Issuer an opinion of counsel to that effect reasonably satisfactory to the Issuer; or

(5) the sale is pursuant to an effective registration statement under the 1933 Act;

(I)

while the Issuer has agreed to file the Registration Statement (as described in the Registration Rights Agreement) and cause it to be declared effective by the SEC, there is no assurance that the Issuer will be able to cause the Registration Statement to be declared effective by the SEC, and if the Registration Statement is not declared effective by the SEC, the Common Shares may not be resold by the Subscriber, except pursuant to an exemption contained under applicable securities laws, which may not be available, and if the Registration Statement is not declared effective, the Common Shares remain “restricted securities” under the 1933 Act;

(J)

for the period under the 1933 Act when the Common Shares are “restricted securities” as defined in Rule 144 under the 1933 Act, each certificate representing such security shall bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE 1933 ACT.

(K)

it acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible (and the Issuer is not in any manner responsible) for complying with such restrictions;

(ii)

the Subscriber and the Disclosed Principal, as the case may be, acknowledges that the Common Shares have not been registered under the 1933 Act or the securities laws of any state of the United States, that the Common Shares may not be offered or sold, directly or indirectly, in the United States or to a U.S. Person except pursuant to registration under the 1933 Act and the securities laws of all applicable states or available exemptions therefrom, and the Issuer has no obligation or present intention of filing a registration statement under the 1933 Act in respect of any of the Common Shares, and they are not purchasing the Common Shares as a result of and have not engaged in any Directed Selling Efforts;

(iii)	the Subscriber and the Disclosed Principal, if applicable, will not offer, sell or otherwise transfer any of the Common Shares in the United States or to, or for the benefit or account of, a U.S. Person except pursuant to registration under the 1933 Act and the securities laws of all applicable states or available exemptions therefrom; and

(iv)

the Subscriber and the Disclosed Principal, if applicable, has not purchased the Common Shares as a result of any form of General Solicitation or General Advertising, and the sale of the Common Shares was not accompanied by any advertisement in printed media of general and regular paid circulation including printed public media, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or telecommunications, including electronic display and the Internet or any seminar or meeting whose attendees have been invited by General Solicitation or General Advertising;

(h)	no person has made to the Subscriber or the Disclosed Principal, if applicable, any written or oral representations:

	(i)	that any person will resell or repurchase any of the Common Shares;

	(ii)	that any person will refund the purchase price of any of the Common Shares;

	(iii)	as to the future price or value of any of the Common Shares; or

(iv)

that any of the Common Shares will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Common Shares for trading on a stock exchange, other than the Shares and the Warrant Shares on the Exchange;

(i)

the Subscriber or the Disclosed Principal, as the case may be, is not and will not become a “control person” by virtue of the purchase of the Subscriber’s Common Shares, and does not intend to act in concert with any other person to form a control group of the Issuer;

(j)

this subscription has not been solicited in any other manner contrary to the Acts or the 1933 Act and the Subscriber acknowledges that the Subscriber will not receive an offering memorandum or other disclosure document in respect of the Issuer or the Private Placement;

(k)

neither the Subscriber nor the Disclosed Principal, if applicable, has knowledge of a “material fact” or “material change” (as those terms are defined in the Acts) in the affairs of the Issuer that has not been generally disclosed to the public, save knowledge of this particular transaction;

(l)

the Subscriber’s decision to tender this offer and purchase the Subscriber’s Common Shares has not been made as a result of any verbal or written representation as to fact or otherwise made by or on behalf of the Issuer, the Underwriters, the U.S. Placement Agent or any other person and is based entirely upon this Agreement and currently available public information concerning the Issuer;

(m)

the Underwriters and the U.S. Placement Agent assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of any publicly available information concerning the Issuer, or as to whether or not all information concerning the Issuer required to be disclosed by it has been generally disclosed;

(n)

neither the Underwriters nor the U.S. Placement Agent have, in connection with the Private Placement, engaged in or conducted any independent investigation with respect to the Issuer, or any information made, or required to be made, publicly available by the Issuer;

(o)	the Issuer will have the right to accept this subscription offer in whole or in part and the acceptance of this subscription offer will be conditional upon the sale of the Subscriber’s Common

Shares to the Subscriber or the Disclosed Principal, as the case may be, being exempt from the prospectus and registration requirements under applicable relevant securities legislation;

(p)

the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if an individual is of full age of majority, and if the Subscriber is a corporation it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and all necessary approvals by its directors, shareholders and others have been given to authorize the execution of this Agreement on behalf of the Subscriber;

(q)

the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or the Disclosed Principal, if applicable, or of any agreement, written or oral, to which the Subscriber, or the Disclosed Principal, if applicable, may be a party or by which it is or may be bound;

(r)

this Agreement has been duly executed and delivered by the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber enforceable against the Subscriber and, if applicable, the Disclosed Principal;

(s)

the Subscriber or the Disclosed Principal, if applicable, has been advised to consult its own legal advisors with respect to the applicable hold periods imposed in respect of the Common Shares by applicable securities legislation and regulatory policies and confirms that no representations by the Issuer or the Underwriters has been made respecting the hold periods applicable to the Common Shares, and the Subscriber or the Disclosed Principal, as the case may be, is solely responsible (and neither the Issuer nor the Underwriters are responsible) for compliance with the applicable resale restrictions;

(t)

the Subscriber and, if applicable, the Disclosed Principal are aware of the risks and other characteristics of the Common Shares and of the fact that the Subscriber and, if applicable, the Disclosed Principal, may not be able to resell the Common Shares purchased by it except in accordance with the applicable securities legislation and regulatory policies and that the Common Shares may be subject to resale restrictions and may bear a legend to this effect;

(u)

if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber and, if applicable, the Disclosed Principal, will execute, deliver, file and otherwise assist the Issuer in filing, such reports, undertakings and other documents with respect to the issue of the Common Shares as may be required;

(v)

the Subscriber acknowledges that, the Underwriters will receive a commission from the Issuer equal to 6.0% of the gross proceeds from the sale of Common Shares sold under the Private Placement, payable in cash;

(w)

the Subscriber and, if applicable, the Disclosed Principal, have such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and is able to bear the economic risk of loss of its investment;

(x)

the Subscriber and, if applicable, the Disclosed Principal, has not received, nor has it requested, nor does it have any need to receive, any offering memorandum or any other document from the Issuer describing the business and affairs of the Issuer;

(y)

the Subscriber, or, if applicable, the Disclosed Principal, if a corporation or other non-individual entity, has previously filed with the Exchange a Form 4C, Corporate Placee Registration Form, and represents and warrants that there has been no change to any of the information in the Corporate Placee Registration Form previously filed with the Exchange up to the date of this

Agreement, or will deliver a completed Form 4C, Corporate Placee Registration Form in the form attached hereto as Appendix I to the Issuer in accordance with Section 7.2 of this Agreement;

(z)

the funds representing the aggregate subscription price for the Subscriber’s Common Shares which will be advanced by the Subscriber hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “Proceeds of Crime Act”) and the Subscriber acknowledges that the Issuer may in the future be required by law to disclose the Subscriber’s name and other information relating to this Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the Proceeds of Crime Act. To the best of its knowledge: (a) none of the subscription funds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; and (b) the Subscriber shall promptly notify the Issuer if the Subscriber discovers that any of such representations ceases to be true, and to provide the Issuer with appropriate information in connection therewith;

(aa)

the Subscriber agrees that the Issuer and the Underwriters may be required by law or otherwise to disclose to regulatory authorities the identity of the Subscriber and, if applicable, the beneficial purchaser for whom the Subscriber may be acting; and

(bb)

the Subscriber agrees that the above representations, warranties, covenants and acknowledgements in this subsection will be true and correct both as of the execution of this subscription and as of the day of Closing.

3.2        The representations, warranties, covenants and acknowledgements set forth herein and, if applicable, in the U.S. Accredited Investor Certificate attached as Appendix III hereto are made by the Subscriber on its own behalf and on behalf of the Disclosed Principal, if applicable, with the intent that they be relied upon by the Issuer, the Underwriters and the U.S. Placement Agent in determining its suitability, and the suitability of the Disclosed Principal, as applicable, as a purchaser of Common Shares, and the Subscriber hereby agrees to indemnify the Issuer, the Underwriters and the U.S. Placement Agent, and their representatives, directors, officers, employees and agents from and against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Issuer and the Underwriters immediately of any change in any representation, warranty or other information relating to the Subscriber or the Disclosed Principal, as applicable, set forth herein and, if applicable, in the U.S. Accredited Investor Certificate attached as Appendix III hereto, which takes place prior to the Closing.

3.3        The Issuer will obtain and hold the right and benefit of this section in trust for and behalf of itself and the Underwriters and the U.S. Placement Agent.

4.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER

4.1	The Issuer represents, warrants and covenants that, as of the date given above and at the Closing:

	(a)	the Issuer is a valid and subsisting corporation incorporated and in good standing under the laws of the State of Colorado;

	(b)	the Issuer is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where required under the laws of that jurisdiction;

(c)

the authorized capital of the Issuer consists of an unlimited number of common shares, of which as of February 28, 2007, 36,971,788 common shares are issued and outstanding and the outstanding shares of the Issuer are fully paid and non-assessable;

(d)

the Issuer will reserve or set aside sufficient shares in its treasury to issue the Common Shares and upon their issuance, the Common Shares will be duly and validly issued as fully paid and non- assessable;

(e)

except as qualified by the disclosure in all prospectuses, financial statements, information circulars, annual information forms, press releases and material change reports (the “Disclosure Record”) filed with any of the Commissions, the Issuer is the beneficial owner of the properties, business and assets or the interests in the properties, business or assets referred to in the Disclosure Record, all agreements by which the Issuer holds an interest in a property, business or assets are in good standing according to their terms and the properties in which the Issuer holds an interest are in good standing under the applicable laws of the jurisdictions in which they are situated;

(f)

the financial statements of the Issuer contained in the Disclosure Record, filed with any of the Commissions have all been prepared in accordance with Canadian generally accepted accounting principles, accurately reflect the financial position and all material liabilities (accrued, absolute, contingent or otherwise) of the Issuer as of the date thereof, and no adverse material changes in the financial position of the Issuer have taken place since the date thereof;

(g)

the Issuer has complied and will comply fully with the requirements of all applicable corporate and securities laws and administrative policies and directions, including, without limitation, the Acts and the Colorado Corporation Code in relation to the issue and trading of its securities and in all matters relating to the Private Placement;

(h)

there is not presently, and will not be until the closing of the Private Placement, any material change, as defined in the Acts, relating to the Issuer or change in any material fact, as defined in the Acts, relating to any of the Common Shares which has not been or will not be fully disclosed in accordance with the requirements of the Acts and the policies of the Exchange;

(i)

the issue and sale of the Common Shares by the Issuer does not and will not conflict with, and does not and will not result in a breach of, any of the terms of the Issuer’s incorporating documents or any agreement or instrument to which the Issuer is a party or by which it is bound;

(j)

neither the Issuer nor its subsidiaries is a party to any actions, suits or proceedings which could materially affect its respective business or financial condition, and to the best of the Issuer’s knowledge no such actions, suits or proceedings are contemplated or have been threatened;

(k)	there are no judgments against the Issuer or its subsidiaries which are unsatisfied, nor is the Issuer or its subsidiaries subject to any consent decrees or injunctions;

(l)

this Agreement has been or will be by the Closing, duly authorized by all necessary corporate action on the part of the Issuer, and the Issuer has or will have by the Closing full corporate power and authority to undertake the Private Placement;

(m)	the Issuer is not in material default of any of the requirements of the Acts or any of the administrative policies or notices of the Exchange;

(n)

no order ceasing or suspending trading in securities of the Issuer nor prohibiting the sale of such securities has been issued to and is outstanding against the Issuer or its directors, officers or promoters or against any other companies that have common directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened;

(o)

except for as provided in the Disclosure Record, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming such a right, agreement or option, for the issue or allotment of any unissued shares in the capital of the Issuer or its subsidiaries, or any other security convertible into or exchangeable for any such shares, or to require the Issuer or its subsidiaries to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its capital;

(p)

the Issuer and its subsidiaries, if any, have filed all federal, provincial, local and foreign tax returns which are required to be filed, or have requested extensions thereof, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for such assessments, fines and penalties which are currently being contested in good faith;

(q)

the Issuer has established on its books and records reserves which are adequate for the payment of all taxes not yet due and payable and there are no liens for taxes on the assets of the Issuer or its subsidiaries except for taxes not yet due, and there are no audits of any of the tax returns of the Issuer which are known by the Issuer’s management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency which would have a material adverse effect on the properties, business or assets of the Issuer.

(r)

the Issuer is a reporting issuer in British Columbia, Alberta and Ontario, and the common shares of the Issuer are listed for trading on the Exchange and the Issuer is in material compliance with the rules and regulations of such body;

(s)	the Issuer is not an “investment company” within the meaning of the Investment Company Act of 1940 (United States);

(t)

neither the Issuer nor any of its affiliates, nor any person acting on its or their behalf (i) has made or will make any “directed selling efforts” (as such term is defined in Regulation S of the 1933 Act) in the United States, or (ii) has engaged in or will engage in any form of General Solicitation or General Advertising in the United States with respect to offers or sales of the Common Shares;

(u)

the Issuer has not, for a period of six months prior to the date hereof, sold, offered for sale or solicited any offer to buy any of its securities in a manner that would be integrated with the offer and sale of the Common Shares and would cause the exemption from registration set forth in Rule 506 of Regulation D or Rule 903 of Regulation S of the 1933 Act to become unavailable with respect to the offer and sale of the Common Shares; and

(v)	the Issuer is a “domestic issuer” (as such term is defined in Regulation S of the 1933 Act);

(w)	the Issuer is a "reporting issuer" under section 12 of the 1934 Act and is not in default of any of the requirements of the 1934 Act; and

(x)	the Issuer will use all reasonable efforts to file, as required, the Registration Statement within the time period set forth in the Registration Rights Agreement.

4.2        The representations and warranties contained in this section will survive the Closing for a period of six months.

4.3        By its acceptance of this offer, the Issuer confirms that the Subscriber will have the benefit of all of the representations, warranties, covenants and conditions provided to or for the benefit of the Underwriters under the Underwriting Agreement as if such representations, warranties, covenants and conditions were made directly to the Subscriber under this Subscription Agreement and the Issuer acknowledges that the Subscriber has relied on the representations and warranties contained in the Underwriting Agreement.

4.4        The Issuer shall indemnify, defend and hold the Subscriber (which term shall, for the purposes of this section, include the Subscriber or its shareholders, managers, partners, directors, officers, members, employees, direct or indirect investors, agents and affiliates and assignees and the stockholders, partners, directors, members, managers, officers, employees, direct or indirect investors and agents of such affiliates and assignees) harmless against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), arising from, relating to, or connected with the untruth, inaccuracy or breach of any statement, representation, warranty or covenant of the Issuer contained herein.

5.          WITHDRAWAL OF SUBSCRIPTION

5.1        The Subscriber reserves the right to withdraw this subscription and to terminate its obligations hereunder at any time before the Closing if any of the Underwriters terminates its obligations with respect to the Private Placement under the Underwriting Agreement and hereby appoints the Underwriters as its agent for the purpose of notifying the Issuer of the withdrawal or termination of this subscription.

6.          CLOSING

6.1        The Closing will take place as contemplated in the Underwriting Agreement provided however that the subscription proceeds paid by the Subscriber to the Underwriters will be held in trust pending the Closing, and if the Closing does not occur on or before May 15, 2007 or such later date as agreed to by the Issuer and the Underwriters, the subscription proceeds will be returned to the Subscriber without interest or deduction.

6.2        Upon execution of this Agreement, the Subscriber will deliver to one of the Underwriters:

(a)	this Agreement, duly executed and completed;

(b)	a certified cheque or bank draft for the total price of the Subscriber’s Common Shares made payable to one of the Underwriters;

(c)

if the Subscriber or, if applicable, the Disclosed Principal, as the case may be, is not an individual, a fully executed Corporate Placee Registration Form in the form set out in Appendix I, unless the Subscriber or, if applicable, the Disclosed Principal has previously filed such a form with the Exchange and such form is still current and accurate;

(d)

if the Subscriber or, if applicable, the Disclosed Principal, as the case may be, is an “Accredited Investor”, a fully executed and completed Accredited Investor Questionnaire, in the form set out in Appendix II, unless the Subscriber is purchasing Common Shares having an aggregate purchase price of not less than $150,000;

(e)	if the Subscriber is in the United States, is a U.S. Purchaser, a fully executed and completed U.S. Accredited Investor Certificate, in the form set out in Appendix III; and

(f)

any further documentation as required under securities legislation or by any applicable stock exchange or other regulatory authority and the Subscriber covenants and agrees to do so upon request by the Issuer.

6.3        At Closing the Issuer will deliver to the Underwriters the certificate(s) representing the Shares and Warrants comprising the Subscriber’s Common Shares registered in the name of the Subscriber or its nominee.

6.4        The Subscriber acknowledges that the Private Placement may be completed at one or more partial closings in the discretion of the Issuer and the Underwriters and that the Closing as contemplated in this Agreement may be effected at one or more of such partial closings.

6.5        Upon completion of the Closing, the Issuer is irrevocably entitled to the Subscription Proceeds, subject to the rights of the Subscriber under this Agreement and any applicable laws.

6.6        The Subscriber, or the Disclosed Principal, if applicable, hereby irrevocably authorizes the Underwriters in their sole discretion, acting reasonably:

(a)

to act as the Subscriber’s representative at the Closing, to receive the certificates representing the Subscriber’s Common Shares and to execute in its name and on its behalf all closing receipts and any documents required; and

(b)

to waive, in whole or in part, any representations, warranties, covenants or conditions for the benefit of the Subscriber contained herein or in any agreement or document ancillary or related thereto and as contemplated by section 10.1 to complete any such Appendix or ancillary document and to correct patent errors regarding the Subscriber’s completion of any of the documents.

7.          RESALE RESTRICTIONS

7.1        The Subscriber understands and acknowledges that the Common Shares will be subject to certain resale restrictions under the Acts and the Exchange’s policies, the terms of which may be endorsed on the certificates representing such Common Shares, and the Subscriber agrees to comply with such resale restrictions. The Subscriber also acknowledges that it has been advised to consult its own independent legal advisor with respect to the applicable resale restrictions and the Subscriber or, if applicable, the Disclosed Principal is solely responsible for complying with such restrictions and neither the Issuer nor the Underwriters is responsible for ensuring compliance by the Subscriber or, if applicable, the Disclosed Principal with the applicable resale restrictions.

8.          USE OF PERSONAL INFORMATION

8.1        The Subscriber hereby acknowledges, authorizes and consents to: (i) the collection by the Issuer of the Subscriber’s (and any beneficial Purchaser’s) Personal Information for the purpose of completing the Subscriber’s subscription and retaining said information for as long as permitted or required by applicable law; (ii) the disclosure by the Underwriters and the Issuer of Personal Information concerning the Subscriber to the Commissions or any other regulatory authority (under the authority granted by securities legislation, where applicable), or to the TSX Venture Exchange Inc. and its affiliates, authorized agents, subsidiaries and divisions, including the TSX Venture Exchange (collectively referred to in this section as “the Securities Authorities”); and (iii) the indirect collection, use and disclosure of Personal Information by the Securities Authorities for the following purposes (or as otherwise identified by the Securities Authorities, from time to time):

(a)	to conduct background checks;

(b)	to verify the Personal Information that has been provided about the Subscriber;

(c)	to consider the suitability of the Subscriber as a holder of securities of the Issuer;

(d)	to consider the eligibility of the Issuer to continue to list on the Exchange;

(e)

to provide disclosure to market participants as to the security holdings of the Issuer’s shareholders, and their involvement with any other reporting issuers, issuers subject to a cease trade order or bankruptcy, and information respecting penalties, sanctions or personal bankruptcies, and possible conflicts of interest with the Issuer;

(f)	to detect and prevent fraud;

(g)	to conduct enforcement proceedings or otherwise administer and enforce securities legislation; and

(h)

to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the Securities Authorities, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada, and the Subscriber represents and warrants that it has the authority to provide the consent and acknowledgement set out in this paragraph on behalf of all beneficial purchasers.

8.2        The Subscriber also acknowledges that: (i) the Exchange also collects additional Personal Information from other sources, including securities regulatory authorities in Canada or elsewhere, investigative law enforcement or self-regulatory organizations, and regulations service providers to ensure that the purposes set forth above can be accomplished; (ii) the Personal Information the Exchange collects may also be disclosed to the agencies and organizations referred to above or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; (iii) the Personal Information may be disclosed on the Exchange’s website or through printed materials published by or pursuant to the direction of the Exchange; and (iv) the Exchange may from time to time use third parties to process information and provide other administrative services, and may share the information with such providers.

8.3        The public official who can answer questions about the Ontario Securities Commission’s indirect collection of Personal Information is the Administrative Assistant to the Director of Corporate Finance, Ontario Securities Commission, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario, M5H 3S8, Telephone 416-593-8086.

8.4        Herein, “Personal Information” means any information about the Subscriber required to be disclosed to a Commission or the Exchange, whether pursuant to a Commission or Exchange form or a request made by a Commission or the Exchange, including the Corporate Placee Registration Form attached hereto as Appendix I.

9.          MISCELLANEOUS

9.1        The Subscriber hereby authorizes any of the Underwriters, acting reasonably, to correct any errors in, or complete any minor information missing from this Agreement, the Corporate Placee Registration Form (Appendix I), or the Accredited Investor Questionnaire (Appendix II), or the U.S. Accredited Investor Certificate (Appendix III) which have been executed by the Subscriber and delivered to the Underwriters. The Subscriber consents to the filing of such documents and any other documents as may be required to be filed with any stock exchange or securities regulatory authority in connection with the Private Placement.

9.2        Without limitation, this subscription and the transactions contemplated hereby are conditional upon and subject to the Issuer receiving the Exchange’s acceptance of this subscription and the transactions contemplated hereby.

9.3        This Agreement, which includes any interest granted or right arising under this Agreement, may not be assigned or transferred.

9.4        Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the Parties with respect to the Common Shares and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, by the Underwriters, or by anyone else.

9.5        Subject to section 10.1, the Parties may amend this Agreement only in writing.

9.6        This Agreement enures to the benefit of and is binding upon the Parties and, as the case may be, their respective heirs, executors, administrators and successors.

9.7        A Party will give all notices or other written communications to the other Party concerning this Agreement by hand or by registered mail addressed to such other Party’s respective address which is noted on page 1 of this Agreement.

9.8        This Agreement may be executed in counterparts, each of which when delivered will be deemed to be an original and all of which together will constitute one and the same document and the Issuer or the Underwriters will be entitled to rely on delivery by facsimile machine of an executed copy of this subscription, and acceptance by the Issuer of such facsimile copy will be equally effective to create a valid and binding agreement between the Subscriber and the Issuer as if the Issuer had accepted the subscription originally executed by the Subscriber.

9.9        The Parties hereto confirm their express wish that this Agreement and all documents and agreements directly or indirectly relating thereto be drawn up in the English language. Les parties reconnaissent leur volonté expresse que la présente ainsi que tous les documents et contrats s’y rattachant directement ou indirectment soient rédigés en anglais.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

APPENDIX I FORM 4C

CORPORATE PLACEE REGISTRATION FORM

Where subscribers to a Private Placement are not individuals, the following information about the placee must be provided. This Form will remain on file with the Exchange. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed companies. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:

	(a)	Name: __________________________________________________________________________________________

	(b)	Complete Address: ________________________________________________________________________________

	(c)	Jurisdiction of Incorporation or Creation: _______________________________________________________________

2.	(a)	Is the Placee purchasing securities as a portfolio manager (Yes/No)? __________________________________________

	(b)	Is the Placee carrying on business as a portfolio manager outside of Canada (Yes/No)? ____________________________

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(a)

It is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)

it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

	(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

	(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(e)

it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

4.	If the answer to 2(a). above was “No”, please provide the names and addresses of control persons of the Placee:

Name	City	Province or State	Country

The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions (See for example, sections 87 and 111 of the Securities Act (British Columbia) and sections 176 and 182 of the Securities Act (Alberta).

Acknowledgement - Personal Information

“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(a)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(b)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

Dated at _________________________________________on_________________________________________ ..

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT

APPENDIX II

CONFIRMATION OF PREVIOUSLY FILED CORPORATE PLACEE REGISTRATION FORM

TO:               STOCKGROUP INFORMATION SYSTEMS INC.

           In connection with the proposed subscription for Common Shares of Stockgroup Information Systems Inc., the undersigned hereby confirms that the undersigned has previously filed a Form 4C - Corporate Placee Registration Form with the TSX Venture Exchange and that the information in such Corporate Placee Registration Form is accurate and up-to-date as of the date hereof.

Dated __________________________________, 2007.

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(please print name of individual whose signature appears above)

APPENDIX III

ACCREDITED INVESTOR QUESTIONNAIRE

The Subscriber and any Disclosed Principal is a resident of British Columbia, Alberta or Ontario and the Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber or the Disclosed Principal, as the case may be, is an “accredited investor”, as such term is defined in National Instrument 45-106 – Prospectus and Registration Exemptions (“NI 45-106”) and, as at the time the subscription is accepted by the Issuer (“Closing”), the Subscriber or the Disclosed Principal, as the case may be, will fall within one or more of the following categories (Please check one or more, as applicable):

ACCREDITED INVESTOR STATUS

The undersigned represents and warrants that the Subscriber or the Disclosed Principal, as the case may be, is [check each applicable item]:

____	(a)	a Canadian financial institution (as defined under NI 45-106), or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

____	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

____	(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

____	(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

____	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

____	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

____	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

____	(h	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

____	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

____	(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

____	(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

____	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

____	(m)

a person, other than an individual or investment fund or a person created or used solely to purchase or hold securities as an accredited investor, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

____	(n)	an investment fund that distributes or has distributed its securities only to:

		(i)	a person that is or was an accredited investor at the time of the distribution,

		(ii)	a person that acquires or acquired securities in the circumstances referred to in Sections 2.10 – Minimum Amount Investment and 2.19 – Additional Investment in Investment Funds of NI 45-106, or;

		(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under Section 2.18 – Investment Fund Reinvestments of NI 45-106;

____	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator, or in Québec, the securities regulatory authority, has issued a receipt;

____	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

____	(q)	a person acting on behalf of a fully managed account managed by that person, if that person:

		(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

		(ii)	in Ontario, is purchasing a security that is not a security of an investment fund;

____	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

____	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (d) or paragraph (i) in form and function;

____	(t)

a person in respect of which all of the owners of interests, direct, indirect, or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors as defined under NI 45-106;

____	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

____	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as:

		(i)	an accredited investor, or

		(ii)	an exempt purchaser in Alberta or British Columbia.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _______________ day of ______________________________, 200_______.

If a Corporation, Partnership or Other Entity:	If an Individual:

Name of Entity	Signature

Type of Entity	Print or Type Name

Signature of Person Signing

Print or Type Name and Title of Person Signing

As used in this Questionnaire, the following terms have the following meanings:

(a)	“Canadian financial institution” means

	(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(ii)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)

“control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Québec where control person means any person that holds or is one of a combination of persons that holds

	(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

	(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

(c)	“director” means

	(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

	(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(d)

“eligibility adviser” means a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed;

(e)	“executive officer” means, for an issuer, an individual who is

	(i)	a chair, vice-chair or president,

	(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production,

	(iii)	an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer, or

	(iv)	performing a policy-making function in respect of the issuer;

(f)	“financial assets” means

	(i)	cash,

	(ii)	securities, or

	(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(g)	“founder” means, in respect of an issuer, a person who,

	(i)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

	(ii)	at the time of the trade is actively involved in the business of the issuer;

(h)	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

(i)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

(j)	“investment fund” means a mutual fund or a non-redeemable investment fund;

(k)	“jurisdiction” means a province or territory of Canada except when used in the term foreign jurisdiction;

(l)	“local jurisdiction” means the jurisdiction in which the Canadian securities regulatory authority is situate;

(m)	“non-redeemable investment fund” means an issuer,

	(i)	whose primary purpose is to invest money provided by its securityholders,

	(ii)	that does not invest,

		(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

		(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

	(iii)	that is not a mutual fund;

(n)	“person” includes

	(i)	an individual,

	(ii)	a corporation,

	(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

	(iv)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(o)	“regulator” means, for the local jurisdiction, the Executive Director or Director or la Commission des valeurs mobilières du Québec as defined under securities legislation of the local jurisdiction;

(p)	“related liabilities” means

	(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

	(ii)	liabilities that are secured by financial assets;

(q)	“spouse” means, an individual who,

	(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

	(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

	(iii)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

APPENDIX IV

U.S. ACCREDITED INVESTOR CERTIFICATE

TO:      STOCKGROUP INFORMATION SYSTEMS INC.

The Subscriber understands and agrees that the Common Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or applicable state securities laws, and the Common Shares are being offered and sold to the Subscriber in reliance upon Rule 506 of Regulation D under the 1933 Act.

Capitalized terms used in this Appendix III and defined in the Agreement to which the Appendix III is attached have the meaning defined in the Agreement unless otherwise defined herein.

The undersigned (the “Subscriber”) represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Issuer, the Underwriters and the U.S. Placement Agent (and acknowledges that the Issuer, the Underwriters and the U.S. Placement Agent are relying thereon) that:

(a)

it is purchasing the Common Shares for its own account or for the account of one or more persons for whom it is exercising sole investment discretion, (a “Beneficial Purchaser”), for investment purposes only and not with a view to resale or distribution and, in particular, neither it nor any Beneficial Purchaser for whose account it is purchasing the Common Shares has any intention to distribute either directly or indirectly any of the Common Shares in the United States or to U.S. Persons; provided, however, that this paragraph shall not restrict the Subscriber from selling or otherwise disposing of any of the Common Shares pursuant to registration thereof pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

(b)

it, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Common Shares is a U.S. Accredited Investor that satisfies one or more of the categories of U.S. Accredited Investor indicated below (the Subscriber must initial “SUB” for the Subscriber, and “BP” for each Beneficial Purchaser, if any, on the appropriate line(s)):

____	Category 1.	A bank, as defined in Section 3(a)(2) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

____	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

____	Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

____	Category 4.	An insurance company as defined in Section 2(13) of the 1933 Act; or

____	Category 5.	An investment company registered under the United States Investment Company Act of 1940; or

____	Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

____	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

____	Category 8.

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

____	Category 9.

An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

____	Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

____	Category 11.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

____	Category 12.	Any director or executive officer of the Issuer; or

____	Category 13.	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the date hereof exceeds U.S. $1,000,000; or

____	Category 14.

A natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

____	Category 15.

A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

____	Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

(c)

it understands that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Common Shares, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY

TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE 1933 ACT”

provided, that if any of the Common Shares are being sold pursuant to Rule 144 of the 1933 Act and in compliance with any applicable state securities laws, the legend may be removed by delivery to the Issuer and its transfer agent of an opinion satisfactory to the Issuer and its transfer agent to the effect that the legend is no longer required under applicable requirements of the 1933 Act or state securities laws;

(d)	it agrees not to offer, sell or otherwise transfer any of the Common Shares except as permitted by paragraph (c) above and the legend included therein;

(e)	it has had the opportunity to ask questions of and receive answers from the Issuer regarding the investment, and has received all the information regarding the Issuer that it has requested;

(f)

it has had access to the Internet’s System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com and the Electronic Data Gathering and Retrieval System (“EDGAR”) at www.sec.gov and the filings of the Issuer included therein, and has had access to such other information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Common Shares;

(g)

it acknowledges that the Corporation will refuse to register any transfer of any of the Shares not made in accordance with the provisions of Regulation S under the 1933 Act, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act;

(h)	the Common Shares have not been registered under the 1933 Act and are "restricted securities" as defined under Rule 144 and may be resold only if:

(i) the sale is to the Issuer;

(ii)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S (or such successor rule or regulation then in effect), if available, and in compliance with applicable state securities laws;

(iii)

the sale is made pursuant to an exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities laws;

(iv)

the sale is a transaction that does not require registration under the 1933 Act or any applicable state securities laws, and it has prior to such sale furnished to the Issuer an opinion of counsel to that effect reasonably satisfactory to the Issuer; or

(v) the sale is pursuant to an effective registration statement under the 1933 Act

(i)

it consents to the Issuer making a notation on its records or giving instruction to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described herein;

(j)

while the Issuer has agreed to file the Registration Statement (as described in the Registration Rights Agreement) and cause it to be declared effective by the SEC, there is no assurance that the Issuer will be able to cause the Registration Statement to be declared effective by the SEC, and if the Registration Statement is not declared effective by the SEC, the Common Shares may not be resold by the Subscriber, except pursuant to an exemption contained under applicable securities laws, which may not be available, and if the Registration Statement is not declared effective, the Common Shares remain “restricted securities” under the 1933 Act;

(k)

the office or other address of the Subscriber at which the Subscriber received and accepted the offer to purchase the Common Shares is the address listed as the “Subscriber’s Residential or Head Office Address” on the first page of the Subscription Agreement;

(l)

it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition or exercise of any of the Common Shares; the Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the Subscriber’s acquisition or disposition of such Common Shares;

(m)

it has not purchased the Common Shares as a result of any form of General Solicitation or General Advertising or Directed Selling Efforts, including any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or internet or any seminar or meeting whose attendees have been invited by General Solicitation or General Advertising; and

(n)

it acknowledges that the representations, warranties and covenants contained in this Appendix are made by it with the intent that they may be relied upon by the Issuer in determining its eligibility or the eligibility of others on whose behalf it is contracting thereunder to purchase Common Shares. It agrees that by accepting Common Shares it shall be representing and warranting that the representations and warranties above are true as at the Closing with the same force and effect as if they had been made by it at the Closing and that they shall survive the purchase by it of Common Shares and shall continue in full force and effect notwithstanding any subsequent disposition by it of such securities.

The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber or any Beneficial Purchaser set forth herein which takes place prior to the Closing.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the _______________ day of _____________________________________, 200_______.

If a Corporation, Partnership or Other Entity:	If an Individual:

Name of Entity	Signature

Type of Entity	Print or Type Name

Signature of Person Signing

Print or Type Name and Title of Person Signing

APPENDIX V

[REGISTRATION RIGHTS AGREEMENT]

SUBSCRIBER SIGNATURE PAGE

DATED this ________ day of __________________, 2007.

(Name of Subscriber – please print)	(Subscriber’s Residential or Head Office Address)

by: ________________________________________________________
(Official Capacity or Title – please print)

Authorized Signature	(Telephone Number)

Please print name of individual whose signature	(Facsimile Number)
appears above if different than the name of the
Subscriber printed above.)
(E-mail Address)
Please complete if the Subscriber is signing as an
agent for a Disclosed Principal and not deemed to
be purchasing as a principal under the applicable
securities legislation

Name of Disclosed Principal

Address of Disclosed Principal

Telephone number of Disclosed Principal

SCHEDULE A

FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE.

          The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

          Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company's directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against certain losses arising in connection with statements concerning the undersigned made in the Company's Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

          If the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item 3 below after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

[CONTINUED NEXT PAGE]

SELLING SECURITYHOLDER QUESTIONNAIRE

          Please respond to every item, even if your response is "none." If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

COMPLETED QUESTIONNAIRES SHOULD BE RETURNED TO
STOCKGROUP INFORMATION SYSTEMS INC. AS FOLLOWS:

ONE (1) COPY BY FACSIMILE TO FAX: 604 687-6314

Clark Wilson LLP
Barristers & Solicitors
800 - 885 W Georgia Street
Vancouver, BC V6C 3H1 Canada
Attention: Bernard Pinsky

ONE (1) COPY BY FACSIMILE TO FAX: 604-331-1194

Stockgroup Information Systems Inc.
750 West Pender Street, Suite 500
Vancouver, BC, V6C 2T7
Canada
Attention: Gabriel DuCharme

WITH THE ORIGINAL COPY TO FOLLOW TO:

Stockgroup Information Systems Inc.
750 West Pender Street, Suite 500
Vancouver, BC, V6C 2T7
Canada
Attention: President & CEO

          The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1.	Your Identity and Background as the Beneficial Owner of The Registrable Securities. (a) Your full legal name: _________________________________________________________________

(b)	Your business address (including street address) (or residence if no business address), telephone number and facsimile number:

Address: _________________________________________________________________________________________

Telephone No.: ____________________________________________________________________________________

Fax No.: _________________________________________________________________________________________

(c)	Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

	[ ]	Yes.

	[ ]	No.

(d)	If your response to Item 1(c) above is no, are you an "affiliate" of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

	[ ]	Yes.

	[ ]	No.

For the purposes of this Item 1(d), an "affiliate" of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

(e)	Full legal name of person through which you hold the Registrable Securities—(i.e. name of your broker, if applicable, through which your Registered Securities are held):

Name of broker::

Contact person:

Telephone No.:

2.	Your Relationship With Stockgroup Information Systems Inc.

(a)

Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with Stockgroup Information Systems Inc. (or their respective predecessors or affiliates) within the past three years?

		[ ]	Yes.

		[ ]	No.

(b)	If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with Stockgroup Information Systems Inc.:

3.	Your Interest in the Registrable Securities.

	(a)	State the number of such Registrable Securities beneficially owned by you.

	(b)	Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of Stockgroup Information Systems Inc.?

		[ ]	Yes.

		[ ]	No.

	(c)	If your answer to Item 3(b) above is yes, state the type, the aggregate amount and CUSIP No. (if applicable) of such other securities of Stockgroup Information Systems Inc. beneficially owned by you:

Type: __________________________________________________________________________________________

Aggregate amount: ________________________________________________________________________________

CUSIP No.: ______________________________________________________________________________________

	(d)	Did you acquire the securities listed in Item 3(a) above in the ordinary course of business?

		[ ]	Yes.

		[ ]	No.

	(e)	At the time of your purchase of the securities listed in Item 3(a) above, did you have any agreements or understandings, directly or indirectly, with any person to distribute the securities?

		[ ]	Yes.

		[ ]	No.

	(f)	If your response to Item 3(e) above is yes, please describe such agreements or understandings:

		[ ]	Yes.

		[ ]	No.

4.	Nature of Your Beneficial Ownership.

(a)

If the name of the beneficial owner of the Registrable Securities set forth in your response to Item 1(a) above is that of a limited partnership, state the names of the general partners of such limited partnership:

(b)

With respect to each general partner listed in Item 4(a) above who is not a natural person, and is not publicly held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

(c)

Name your controlling shareholder(s) (the "Controlling Entity"). If the Controlling Entity is not a natural person and is not a publicly held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

(A)(i)	Full legal name of Controlling Entity(ies) or natural person(s) with who have sole or shared voting or dispositive power over the Registrable Securities:

Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address: _______________________________________________________________________________________

Telephone: ______________________________________________________________________________________

Fax: ___________________________________________________________________________________________

Name of shareholder:;

(B)(i)	Full legal name of Controlling Entity(ies):

Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address: ________________________________________________________________________________________

Telephone: ______________________________________________________________________________________

Fax: ____________________________________________________________________________________________

Name of shareholders: ______________________________________________________________________________

If you need more space for this response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

5.	Plan of Distribution.

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agents' commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, or (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market.